Filed Pursuant to Rule 497(e)

1933 Act File No. 033-01182
1940 Act File No. 811-04447

1933 Act File No. 033-37959
1940 Act File No. 811-06221

BRANDYWINE FUND, INC.
BRANDYWINE BLUE FUND, INC.

Supplement dated June 13, 2013 to the
Prospectuses and Statements of Additional Information dated January 31, 2013

1.   Matters With Respect to the Proposed Reorganization of the Brandywine Funds

Friess Associates, LLC and Friess Associates of Delaware, LLC (collectively, the “Friess Companies”), the adviser and subadviser, respectively, to the Brandywine Fund, the Brandywine Blue Fund and the Brandywine Advisors Midcap Growth Fund (collectively, the “Brandywine Funds”), have entered into a definitive transfer agreement (the “Transfer Agreement”) with Affiliated Managers Group, Inc. (“AMG”), the institutional partner of the Friess Companies, and the members of each of the Friess Companies, pursuant to which AMG will transfer its indirect majority ownership interest in the Friess Companies to the management team of the Friess Companies (the “Friess Transaction”).  The Friess Transaction will result in a change of control of the Friess Companies, with the management team of Friess owning all of the outstanding equity interests in the Friess Companies following the closing of the Friess Transaction.

In contemplation of the Friess Transaction, the Board of Directors of each of the Brandywine Fund, Inc. and the Brandywine Blue Fund, Inc. recently approved Agreements and Plans of Reorganization (the “Plans”) that would provide for the reorganization of each of the Brandywine Funds into a corresponding series of Managers Trust I (collectively, the “Managers Funds”), which will be advised by Managers Investment Group LLC and subadvised by Friess Associates, LLC and Friess Associates of Delaware, LLC.  The Plans set forth the terms by which each Brandywine Fund would transfer all of its assets and liabilities to its corresponding Managers Fund in exchange for shares of the corresponding Managers Fund, and subsequently distribute those Managers Fund shares to the applicable Brandywine Fund’s shareholders in complete liquidation of such Brandywine Fund.  Shareholders of each Brandywine Fund will vote separately on the proposal to reorganize their respective Brandywine Fund (the “Reorganization Transactions”).  If the Reorganization Transactions are approved by shareholders of the Brandywine Funds, shareholders of the Brandywine Funds will then become shareholders of their corresponding Managers Funds upon the closing of the Reorganization Transactions, as follows:

Brandywine Fund	Corresponding Managers Fund
Brandywine Fund	Brandywine Fund, a series of Managers Trust I
Brandywine Blue Fund	Brandywine Blue Fund, a series of Managers Trust I
Brandywine Advisors Midcap Growth Fund	Brandywine Advisors Midcap Growth Fund, a series of Managers Trust I

The Managers Funds are funds that are being established as new funds that will be the successors to their corresponding Brandywine Fund.  It is anticipated that the Managers Funds will continue to have the same portfolio managers that are currently serving as the portfolio managers of the corresponding Brandywine Funds and will also continue to have the same investment objectives and substantially similar principal investment strategies as the corresponding Brandywine Funds.

The Reorganization Transactions must be approved by shareholders of the Brandywine Funds, who will be asked to vote, in person or by proxy, at a special meeting of shareholders currently scheduled to be held on September 23, 2013.  Shareholders will be entitled to vote on the Reorganization Transactions and should expect to receive a proxy statement/prospectus that provides more detailed information about the Reorganization Transactions, the Managers Funds and the special meeting.  If approved by shareholders at the special meeting, the Reorganization Transactions are currently expected to occur on or about September 30, 2013, or on such other date as agreed to by the parties. Shareholders are urged to read the definitive proxy statement/prospectus and proxy card when they become available, because they will contain important information about the Reorganization Transactions.

Investors should retain this supplement for future reference.